Federated Hermes Adjustable Rate Securities Trust
Federated Hermes Adjustable Rate Fund
INSTITUTIONAL SHARES (TICKER FEUNX)
SERVICE SHARES (TICKER FEUGX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2021
On May 12, 2022, the Board of Trustees of Federated Hermes Adjustable Rate Securities Trust, on behalf of its series, Federated Hermes Adjustable Rate Fund (the “Fund”), approved the redesignation of the Fund’s existing Service Shares as Class A Shares effective on or about July 28, 2022.
The existing Service Shares will operate up to the close of business on July 27, 2022. Prior to the re-designation, shareholders of the existing Service Shares may purchase or redeem shares as described in the Fund’s prospectus. Investments into the Fund’s Service Shares by new investors are also permitted prior to the re-designation. Each shareholder owning existing Service Shares at the close of business on July 27, 2022 will continue to own such shares, re-designated as Class A Shares. There will be no changes in the Service Shares’ total net expense ratio as a result of the re-designation.
When business opens on July 28, 2022, the newly re-designated Class A Shares will be available to new accounts as well as new purchases by existing shareholders who meet the eligible investor requirements as they will be outlined in the Fund’s revised prospectus to be dated July 28, 2022. The required minimum investment amount for Class A Shares is generally $1,500. The required minimum subsequent investment amount is generally $100.

Current shareholders of Service Shares will be grandfathered into the new Class A Shares of the Fund and will not pay any sales loads as a result of the re-designation or on any future purchases of Class A Shares of the Fund. It is possible that your financial intermediary may not, in accordance with its policies, procedures and system limitations, be able to ensure your receipt of this waiver. In this situation, you would need to invest directly through the Fund’s Transfer Agent. If you do not let your financial intermediary or the Transfer Agent know that your investment is eligible for a sales charge waiver at the time of purchase, you may not receive the waiver to which you may otherwise be entitled. There is no action required by shareholders to effect this re-designation and there will be no disruption to accounts as a result of the re-designation.
May 18, 2022

Federated Hermes Adjustable Rate Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455719 (5/22)
© 2022 Federated Hermes, Inc.